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                                                                    Exhibit 99.2

ROBERT D. MCCALLUM, JR.
Assistant Attorney General
Civil Division
JOHN S. GORDON
United States Attorney
ROGER E. WEST (Bar No. 58609)
Assistant United States Attorney
First Assistant Chief, Civil Division
Suite 7516, Federal Building
300 North Los Angeles Street
Los Angeles, California  90012
Telephone: (213) 894-2461
GERALD C. KELL
Senior Trial Counsel
Office of Consumer Litigation
U.S. Department of Justice
P.O. Box 386
Washington, D.C.  20044
(202) 514-1586

Attorneys for Plaintiff

EUGENE M. PFEIFER
MARK S. BROWN
ELAINE TSENG (Bar No. 206433)
King & Spalding
1730 Pennsylvania Ave. NW
Washington, D.C. 20006-4706
(202) 737-0500

Attorneys for Defendants

                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA

-------------------------------------
                                     )
UNITED STATES OF AMERICA,            )
                                     )
            Plaintiff,               )
                                     )        CV-02-___________
      v.                             )
                                     )        CONSENT DECREE OF
WATSON LABORATORIES, INC., a         )        PERMANENT INJUNCTION
corporation, and                     )
                                     )
ALLEN Y. CHAO, an individual.        )
                                     )
                Defendants.          )
                                     )
-------------------------------------

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          Plaintiff, United States of America, having commenced this action by filing its Complaint for Injunction on behalf of the United States Food and Drug Administration (FDA) on the _____day of _______, 2002, and defendants Watson Laboratories, Inc. ("Watson"), a Nevada corporation, and Allen Y. Chao, an individual (collectively, "defendants"), denying the allegations in the Complaint and disclaiming any liability in connection therewith, having appeared and having consented to the entry of this Decree without contest and before any testimony has been taken, and the United States of America having consented to this Decree:

          THEREFORE, IT IS ORDERED, ADJUDGED, AND DECREED that:

          I. This Court has jurisdiction over the subject matter and over all parties to this action.

          II. The Complaint for Injunction states a claim for relief against defendants under the FD&C Act.

          III. Upon entry of this Decree, Defendants and each and all of their officers, directors, agents, employees, representatives, attorneys, successors, assigns and those persons in active concert or participation with any of them who have received actual notice of this Decree, shall be permanently enjoined pursuant to 21 U.S.C. ss. 332(a) and the inherent equity powers of this Court from directly or indirectly doing or causing: (a) the introduction or delivery for introduction into commerce of any article of drug, 21 U.S.C. ss. 321(g), that has been manufactured, processed, packed, or held by defendants at Watson's Corona, California facility ("Corona facility") in a manner that causes it to be adulterated within the meaning of 21 U.S.C.

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ss.351(a)(2)(B); and (b) manufacturing, processing, packing, or holding any drug at the Corona facility, which drug or any of its components is being held for sale after shipment in interstate commerce, in a manner that causes it to be adulterated within the meaning of 21 U.S.C. ss. 351(a)(2)(B).

          IV. Within forty-five (45) days after entry of this Decree, defendants shall, at Watson's expense, retain one or more person(s) who by reason of education, training and experience is (are) qualified to inspect a drug manufacturing facility, conduct investigations, design appropriate procedures, controls, and standard operating procedures (SOPs), and prepare reports (hereafter, the "expert"), as set forth in this Decree, evaluating whether defendants' methods, facilities, and controls used at the Corona facility for manufacturing, processing, packing, holding, and distributing drugs are in compliance with 21 U.S.C. ss. 351(a)(2)(B) and applicable regulations of 21 C.F.R. Parts 210-211 relating to the safety, identity, strength, quality, and purity, of drug products.

          V. Within 225 days from retaining the expert specified in paragraph IV, and at a frequency no less than yearly intervals thereafter, the expert shall inspect the methods, facilities, and controls at the Corona facility to determine whether the defendants are in compliance with 21 U.S.C. ss. 351(a)(2)(B) and 21 C.F.R. Parts 210-211. The expert shall prepare reports of these inspections expressing in detail an opinion whether the defendants are or are not in compliance, and shall submit these reports concurrently to FDA and defendants no later than fifteen (15)

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business days after the date the inspections referred to in this paragraph are completed. If the expert determines that any of defendants' information or data (whether orally or in writing, including, but not limited to raw data, analytical data, reports, memoranda, and investigations) is inaccurate, false, incomplete, or missing (hereinafter "irregularities"), and such data irregularities have not already been reported to FDA by the defendants, then the expert must report immediately and concurrently to FDA and the defendants the discovery of such irregularities. The foregoing sentence shall not be construed to require the expert to evaluate the integrity of data or other information contained or referenced in any of the defendants' pending or approved drug applications. If inspections conducted pursuant to this paragraph show that defendants are not in compliance with 21 U.S.C. ss. 351(a)(2)(B) and 21 C.F.R. Parts 210-211, then reports prepared pursuant to this paragraph shall specify each corrective action that defendants need to implement to achieve compliance and the estimated time for completion of each such action. The expert's inspections and reports required by the above paragraph shall encompass, but not be limited to, the following:

          1. Defendants' quality assurance and quality control program, current organizational structure, the specific responsibilities of each Watson work unit that is involved in manufacturing drugs, and the management controls Watson places thereon;

          2. Defendants' systems and procedures for the handling of customer complaints concerning Watson drug products;

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     3. Defendants' validation of analytical methods, qualification of manufacturing equipment, and cleaning validation;

     4. Defendants' systems and procedures for stability testing;

     5. Defendants' maintenance and tracking of laboratory, computer, and production data;

     6. Defendants' procedures for the validation of computer software programs that are part of an automated production or quality assurance system; and

     7. Defendants' systems and procedures for training of employees.

         VI. If at any time after this Decree has been entered, FDA determines, based on the results of an inspection or the analyses of samples, a report or data prepared or submitted by defendants or the expert pursuant to this Decree, or any other information, that with respect to the Corona facility, defendants have failed to comply with any provision of this Decree, or have violated the FD&C Act or regulations promulgated thereunder; or that additional corrective actions are necessary to achieve compliance with the FD&C Act or regulations promulgated thereunder, or to protect the public health, the Director of the Los Angeles District Office, FDA, after consultation with the Director of the Office of Compliance, Center for Drug Evaluation and Research, FDA, may, as and when it deems necessary, order defendants in writing to take appropriate action, including but not limited to, ordering that defendants immediately take one or more of the following actions with respect to the Corona facility:

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     A. revise, modify, or expand any report(s) or plan(s) prepared pursuant to this Decree;

     B. submit additional reports or information to FDA;

     C. cease manufacturing, processing, packing, holding, and/or distributing drugs at the Corona facility;

     D. recall specified drug products released from the Corona facility in accordance with procedures identified by FDA; or

     E. take any other corrective action(s) as FDA, in its discretion, deems necessary to protect the public health or bring defendants and their drugs at the Corona facility into compliance with the FD&C Act or the regulations promulgated thereunder.

         Any such order issued pursuant to this paragraph shall specify the alleged violations and fully describe the factual bases for the alleged violations. Within ten (10) business days after receiving such order from FDA, defendants shall respond and advise FDA in writing that: (1) defendants are undertaking or have undertaken the action(s), in which event defendants also shall describe the specific action(s) taken or proposed to be taken and a proposed schedule for completing the action; or (2) defendants disagree with the request.

         If defendants notify FDA that they do not agree with FDA's order, defendants shall fully explain in writing the basis for their disagreement; in so doing, defendants also may propose specific alternative actions and specific time frames for achieving FDA's objectives. After receiving defendants' response, FDA shall provide the defendants with written notice either affirming, withdrawing, or modifying the order, which shall constitute final agency action. If

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FDA affirms or modifies its order, the defendants shall, upon receipt of FDA's order, immediately implement the order (as modified, if applicable). If the defendants so choose, they may seek judicial review of the order, which review shall be pursuant to the standards set forth in (P). XII of this Decree. However, neither the filing nor pendency of such review shall relieve defendants of their obligations to comply immediately and fully with the order, unless the court instructs otherwise.

         VII. All reports specified in this Decree to be sent to FDA shall be prominently marked "Decree Correspondence" and shall be sent to the Director, Los Angeles District Office, HFR-PA200, FDA, 19900 MacArthur Boulevard, Suite 300, Irvine, CA 92612-2445.

         VIII. Representatives of FDA shall be permitted, without prior notice and as and when FDA deems necessary, to take any measures necessary to monitor and ensure continuing compliance with the terms of this Decree, including but not limited to, making inspection of the Corona facility and all drugs and equipment therein, finished and unfinished materials, containers, labeling, records (including, but not limited to, all computer hardware and software, computer printouts, raw data and laboratory data), files, papers, SOPs, and processes and controls; taking photographs and video recordings; collecting samples of any drugs; and copying any of the foregoing records. The costs of all such inspections, record reviews, other measures, and sample analyses shall be borne by defendant Watson at the rates specified below in paragraph X. The authority described in this paragraph shall be separate and apart from, and in addition to, statutory authority to make inspections under the FD&C Act.

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         IX. Defendant Watson shall reimburse FDA for the costs of all FDA inspections, examinations, analyses, and reviews that FDA deems necessary to evaluate defendants' compliance with any part of this Decree at the standard rates prevailing at the time the activities are accomplished. As of the date that this Decree is signed by the parties, these rates are: $65.14 per hour and fraction thereof per representative for inspection work, $78.07 per hour or fraction thereof per representative for analytical or review work, 34.5 cents per mile for travel expenses by automobile, government rate or the equivalent for travel by air, and the published government per diem rate or the equivalent for the areas in which the inspections are performed per day per representative for subsistence expenses, where necessary. In the event that the standard rates applicable to FDA supervision of court-ordered compliance are modified, these rates shall be increased or decreased without further order of the Court.

         X. Within ten (10) calendar days after entry of this Decree, defendant Watson shall provide a copy of this Decree to its officers, directors, attorneys, and all employees in a supervisory or managerial capacity. Within thirty (30) calendar days after entry of this Decree, defendant Watson shall ensure that all other employees involved in the manufacture, storage, or distribution of drugs at its Corona facility are aware of the terms of this Decree, whether by providing them with copies or by posting copies in conspicuous places frequented by and readily available to employees. Defendant Watson also shall, within forty-five (45) calendar days after

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entry of this Decree, provide FDA with an affidavit stating the fact and manner of compliance with this paragraph and identifying the names and positions of all persons involved in the manufacture, storage, or distribution of drugs provided with a copy of this Decree or other manner in which the Decree was made available to such persons.

         XI. Defendant Watson shall notify FDA in writing within 24 hours of any suspension(s) of operations and at least fifteen (15) calendar days before any reorganization, dissolution, or assignment or sale resulting in the emergence of a successor corporation, the creation or dissolution of subsidiaries, or any other change of the corporate structure or function of Watson. Defendant Watson shall serve a copy of this Decree on any prospective purchaser or assignee at least fifteen (15) calendar days prior to the assignment or change in ownership. Defendant Watson shall furnish FDA with an affidavit of compliance with this paragraph no later than ten (10) calendar days prior to such assignment or change in ownership.

         XII. All decisions conferred upon FDA in this Decree shall be vested in the discretion of FDA. FDA decisions or Orders made or issued pursuant to this Decree shall be transmitted to defendants in writing. If challenged by defendants, any FDA decision or Order made or issued pursuant to this Decree shall be reviewed by this Court under the arbitrary and capricious standard set forth in 5 U.S.C. ss. 706(2)(A). Such review shall be based exclusively on the record before FDA at the time the decision or Order in dispute was made or issued, and no discovery may be taken by either party.

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         XIII. Defendants' obligations under this Decree do not modify or absolve Defendants from any obligation to comply with the FD&C Act or any other federal statute or regulation.

            XIV. This Court shall retain jurisdiction over this action and the parties hereto for the purpose of enforcing and modifying this Decree and for the purpose of granting such additional relief as may be necessary and appropriate. If defendants violate this Decree and are found in civil or criminal contempt thereof, Defendants shall, in addition to other remedies, reimburse the United States for its attorney's fees, investigational expenses, and court costs relating to such contempt proceedings.

     Dated this ________ day of _______________, 2002.


                                                --------------------------------
                                                  UNITED STATES DISTRICT JUDGE

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We hereby consent to the entry of the foregoing Decree and to its form and contents.

                                                ROBERT D. MCCALLUM, JR.
                                                Assistant Attorney General
                                                Civil Division
                                                U.S. Department of Justice

   /s/ ALLEN Y. CHAO
---------------------------------               JOHN S. GORDON
ALLEN Y. CHAO, President,                        United States Attorney
for defendant WATSON
LABORATORIES, INC.                              ROGER E. WEST (Bar No. 58609
                                                Assistant United States Attorney


   /s/ ALLEN Y. CHAO                              /s/ GERALD C. KELL
----------------------------------              --------------------------------
ALLEN Y. CHAO,                                  GERALD C. KELL
an individual                                   Senior Trial Attorney
                                                Office of Consumer Litigation
   /s/ EUGENE M. PFEIFER                        Civil Division
---------------------------------               U.S. Department of Justice
EUGENE M. PFEIFER                               P.O. Box 386
Attorney for Individual                         Washington, D.C. 20044
Defendant                                       (202) 514-1586
King & Spalding
1730 Pennsylvania Ave. NW
Washington, D.C.  20006-4706                    OF COUNSEL:
(202)737-0500                                   DANIEL E. TROY
                                                Chief Counsel

                                                KEVIN M. FAIN
   /s/ MARK S. BROWN                            Associate Chief Counsel
---------------------------------               for Enforcement
EUGENE M. PFEIFER, ESQ.
MARK S. BROWN                                   Food and Drug Administration
ELAINE TSENG (Bar No. 206433)                   5600 Fishers Lane
Attorneys for Corporate                         Rockville, Maryland 20857
Defendant
King & Spalding
1730 Pennsylvania Ave. NW
Washington, D.C.  20006-4706
(202)737-0500

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